Income taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income taxes

7. Income taxes

	2024	2023	2022
	€	€	€
Current income tax expense	(1,033,115)	(473,623)	(757,413)
Deferred tax (charge) benefit	(791,909)	(575,182)	78,326
Income tax benefit / (expense)	(1,825,024)	(1,048,805)	(679,087)

The current tax expenses for the years ended December 31, 2024, 2023 and 2022 relates to the Company's U.S. and Dutch subsidiaries as the result of a cost-plus agreement between the U.S. and Dutch entities and the Group's principal entity in Switzerland resulting in a taxable profit in the U.S. and the Netherlands. For the year ended December 31, 2024, a tax benefit of €0.9 million is additionally directly recognized in equity (2023: €0.7 million; 2022: €0.3 million).

Reconciliation of income tax benefit / (expense) at statutory tax rate and the income tax benefit / (expense) as reported in the consolidated statement of profit or loss and other comprehensive income is as follows:

	2024	2023	2022
	€	€	€
Loss before income tax	(132,396,503)	(99,826,263)	(75,653,470)
Income tax at statutory income tax rate in the Netherlands (2024, 2023 and 2022: 25.8%)	34,158,298	25,755,176	19,518,595
Effect of tax rates in other countries	(17,611,881)	(14,334,369)	(10,823,383)
Recognition (derecognition) of previously unrecognized (recognized) deferred tax assets	762,594	(58,506)	(554,853)
Current period losses for which no deferred tax asset has been recognized	(17,950,456)	(14,771,877)	(9,184,919)
Nondeductible expenses	(1,085,015)	(458,482)	383,153
Prior period adjustments	(98,564)	2,819,253	(17,680)
Income tax benefit / (expense)	(1,825,024)	(1,048,805)	(679,087)

The effective tax rate for 2024 is (1.4)% (2023: (1.1)%; 2022: (0.9)%).

Pharvaris N.V. is the head of the fiscal unity including Pharvaris Netherlands B.V. and Pharvaris Holdings B.V.

The differences in the overseas tax rates are due to the higher tax rate in the USA and the lower tax rate in Switzerland compared to the statutory income tax rate in the Netherlands.

The Current period losses for which no deferred tax asset has been recognized consists of the unrecognized tax effect of losses incurred in Switzerland.

Following discussions with the Dutch tax authorities in November 2022, the Company concluded that foreign exchange results should be allocated to the principal Company in Switzerland. As a result, the current losses for Switzerland are partly offset by the allocated foreign exchange results. The Company did not recognize the tax benefit of the losses incurred in previous years for Switzerland.

The Group has tax loss carry-forwards as of December 31, 2024 of approximately €449.8 million (2023: €325.0 million; 2022: €182.3 million), that are available for offsetting against future taxable profits of the Companies in which the losses arose. A new Dutch tax law came into effect on January 1, 2022. Under the new tax law, profits in a given year can be offset against tax loss carry forwards for an unlimited period of time. The amount of the offset will be limited to 50% of taxable income (in excess of €1.0 million). Under Swiss law, losses can be offset against future income or capital gains for seven years.

Tax loss carry-forwards incurred in current and prior years will expire as follows:

	Switzerland	Netherlands	Tax losses
Year	€ million	€ million	€ million
2028	102,287,656	—	102,287,656
2029	86,332,435	—	86,332,435
2030	234,646,383	—	234,646,383
Unlimited	—	26,531,641	26,531,641
Total carry-forward losses	423,266,474	26,531,641	449,798,115

Deferred taxes

Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses and deductible temporary differences can be utilized. Deductible temporary tax differences for which a deferred tax asset of €0.6 million was recognized relate to the personnel bonuses accrual and are expected to revert within 12 months post balance sheet date.

Deferred tax assets relating to losses carried forward have not been recognized, and deferred tax assets on deductible temporary differences in excess of deferred tax liabilities on taxable temporary differences have not been recognized in the consolidated statement of profit and loss and other comprehensive income for the Dutch fiscal unity.

As a result thereof Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized.

Movements in deferred tax balances

	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€	€
At January 1, 2024	1,754,773	—	400,200	2,154,973
(Charged)/credited
- Profit or (loss)	146,740	—	193,381	340,121
- Currency translation differences	—	—	33,257	33,257
At December 31, 2024	1,901,513	—	626,838	2,528,351
Deferred tax liability
At January 1, 2024	—	(12,671)	(1,754,773)	(1,767,444)
(Charged)/credited
- Profit or (loss)	—	(133,628)	(146,740)	(280,368)
- Currency translation differences	—	(6,192)	—	(6,192)
At December 31, 2024	—	(152,491)	(1,901,513)	(2,054,004)
Net deferred tax assets at December 31, 2024				474,347

	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€	€
At January 1, 2023	1,792,382	—	301,852	2,094,234
(Charged)/credited
- Profit or (loss)	(37,609)	—	111,064	73,455
- Currency translation differences	—	—	(12,716)	(12,716)
At December 31, 2023	1,754,773	—	400,200	2,154,973
Deferred tax liability
At January 1, 2023	—	(42,048)	(1,792,383)	(1,834,431)
(Charged)/credited
- Profit or (loss)	—	28,489	37,610	66,099
- Currency translation differences	—	888	—	888
At December 31, 2023	—	(12,671)	(1,754,773)	(1,767,444)
Net deferred tax assets at December 31, 2023				387,529

The total unrecognized deferred tax assets from temporary differences amounts to €10.4 million for the year ended December 31, 2024, 2023: €11.0 million, 2022: €8.7 million).